EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS





                              TAUBER & BALSER, P.C.
                          Certified Public Accountants
                            3340 Peachtree Road, N.E.
                                    Suite 250
                                Atlanta, GA 30326




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion by reference in this Form S-8, of our report dated February 28, 2001 on our audit of the consolidated financial statements of Tribeworks, Inc. and subsidiaries as of December 31, 2000 and for the year then ended.



/S/ TAUBER & BALSER, P.C.
--------------------------------------------
Tauber & Balser, P.C.
Atlanta, Georgia
September 25, 2001